2 EXECUTION VERSION PRIVILEGED AND CONFIDENTIAL RESTRICTIVE COVENANT AGREEMENT This RESTRICTIVE COVENANT AGREEMENT (this “Agreement”) is dated as of January 13, 2025, by and between CBRE, Inc., a Delaware corporation (“Parent”), and Jamie Hodari (“Securityholder” and, together with Parent, collectively, the “Parties” and each, a “Party”). WHEREAS, Securityholder is the beneficial owner of and/or has a direct or indirect pecuniary interest in Equity Securities of Industrious National Management Company LLC, a Delaware limited liability company (the “Company”); WHEREAS, pursuant to, and subject to the terms and conditions of, that certain Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”; capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Merger Agreement), by and among Parent, the Company, Berkshires Merger Sub, LLC, a Delaware limited liability company, RW Industrious Blocker L.P., a Delaware limited partnership, Riverwood Industrious LLC, a Delaware limited liability company, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Equityholders as set forth therein, Merger Sub shall be merged with and into the Company, and the Company shall be the surviving company and become a Subsidiary of Parent; WHEREAS, Parent and Securityholder acknowledge and agree that a material aspect of Parent’s decision to enter into the Merger Agreement and the other Transaction Documents, as applicable, and to consummate the transactions contemplated thereby, including the Merger, is the acquisition of the Group Companies’ goodwill for the purpose of Parent carrying on the businesses of the Group Companies; and WHEREAS, as an inducement to Parent and Merger Sub to enter into the Merger Agreement and the other Transaction Documents, as applicable, and to consummate the transactions contemplated thereby, including the Merger, and in consideration of, among other things, the amount that Securityholder will receive in connection with the consummation of the transactions contemplated by the Merger Agreement in respect of the Company Units held by Securityholder, Securityholder is entering into this Agreement and thereby assuming the undertakings and obligations set forth herein. NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, the Parties agree as follows: Exhibit 10.30

3 SECTION 1. Consideration. The execution and delivery by Parent and Merger Sub of the Merger Agreement and the other Transaction Documents, as applicable, and the consummation of the transactions contemplated thereby, including the consideration to be received, directly or indirectly, by Securityholder in accordance with the terms of the Merger Agreement, constitute adequate consideration for the agreements and covenants of Securityholder contained herein. SECTION 2. Non-Solicitation and No-Hire of Employees; Non-Solicitation of Business Relationships. (a) As a necessary measure to protect Parent’s and Merger Sub’s confidential and proprietary information, and to ensure that Parent and Merger Sub realize the goodwill and associated benefits of the transactions contemplated by the Merger Agreement and the other Transaction Documents, from the date hereof until the third (3rd) anniversary of the Closing Date (the “Restricted Period”), Securityholder shall not, and shall cause its Affiliates not to directly or indirectly, solicit, entice or intentionally encourage any employee of any Group Company with a title of vice president or any more senior title (each, a “Restricted Person”), to cease or curtail any Restricted Person’s relationship with any Group Company or any of their respective Affiliates (including, after the Closing, Parent and its Affiliates), or hire or attempt to hire any Restricted Person. Notwithstanding the foregoing, (i) the placement of general advertisements and the use of general search firm services with respect to a particular geographic or technical area (but which, in each case, are not targeted towards employees of Parent, the Company or any of their respective Subsidiaries) shall not be deemed to be a solicitation for purposes of this Section 2(a) and (ii) the restrictions in this Section 2(a) shall not apply to soliciting or employing any Restricted Person whose employment with the Group Companies or their Affiliates (including Parent and its Affiliates) has been terminated or otherwise ceased at least six (6) months prior to any such solicitation or employment. (b) As a necessary measure to protect Parent’s and Merger Sub’s confidential and proprietary information, and to ensure that Parent realizes the goodwill and associated benefits of the transactions contemplated by the Merger Agreement and the other Transaction Documents, during the Restricted Period, Securityholder shall not, and shall cause its Affiliates not to, directly or indirectly, engage in, or serve as a principal, partner, joint venturer, manager, member, trustee, agent, stockholder, director, officer, employee or consultant of, or advisor to, or in any other capacity, or in any manner, directly or indirectly, own, control, manage, operate or otherwise participate, invest, or have any interest in, or be connected with, any Person that engages in the business of providing flexible, collaborative and/or shared office space and related real estate-based services (including services involving front of the house operations and/or amenity center management) and products (the “Business”) anywhere in the U.S. or any other country in which any of the Group Companies conducted the Business or related sales were effected at any time during the preceding one

4 (1) year. Notwithstanding the foregoing, ownership as a passive investment of less than two percent (2%) of the outstanding shares of capital stock of a corporation whose stock is listed on the New York Stock Exchange or the Nasdaq Stock Market, or ownership of a passive investment in a mutual fund, private equity fund, venture capital fund or hedge fund, provided that Securityholder does not provide any services to such fund, shall not constitute a breach of this Section 2(b). SECTION 3. Non-Disparagement. Securityholder hereby covenants and agrees that, during the Restricted Period, Securityholder shall not, and shall cause its Affiliates not to, directly or indirectly, make any statement (in writing, orally or otherwise), whether on television, radio, the internet, social media or other media or otherwise to any third party, which is in any way disparaging of any of the Group Companies or Parent, any of their respective Affiliates or the operations, business activities, practices, products or services of any of the foregoing Persons. Nothing in this Section 3 shall prevent any Party from (x) engaging in “whistleblower” or other activities expressly protected by Applicable Law (including recovering any monetary award from any Governmental Authority in connection therewith), to the extent so protected, or (y) making truthful statements in response to any investigation, inquiry or other proceeding of any Governmental Authority of competent jurisdiction or a valid and legally-issued subpoena. SECTION 4. Confidential Information. Securityholder hereby covenants and agrees that Securityholder shall not, and shall cause its Affiliates and its and their respective directors, officers, managers and employees not to, directly or indirectly, disclose, furnish, disseminate, communicate, provide access or make available to any Person (other than Parent and its Affiliates) (x) the Merger Agreement or any of the other Transaction Documents or any other information, including the terms and provisions contained therein, relating thereto or any of the transactions contemplated thereby or (y) any trade secrets or other non-public, proprietary or confidential information of any of the Group Companies (collectively, “Confidential Information”). (a) Confidential Information shall include any and all information, data and know- how relating to any of the Group Companies or any of their respective businesses, the assets of any of the Group Companies, and the clients, referral sources, vendors, suppliers, customers, partners, service providers, landlords, agents and other business relations of any of the Group Companies (whether constituting a trade secret or not), including the following information: i. financial information, such as any Group Company’s earnings, assets, debts, cost-price information, fee structures, or other financial data; ii. supply and service information, such as information concerning the goods and services (including software licenses) utilized or purchased for the Group Companies, the names or addresses of suppliers and vendors, terms of supply or service contracts (including software licensing contracts), or of particular transactions, or related information about potential suppliers or vendors, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or vendors or use of a particular supplier

5 or vendor, though generally known or available, yields advantages to the Group Companies and the details of which are not generally known; iii. marketing information, such as details about ongoing or proposed marketing programs or agreements relating to the Group Companies, marketing forecasts or results of marketing efforts or information about impending transactions; iv. personnel information, such as employees’ personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hirings, resignations, disciplinary actions, terminations or reasons therefor, training methods, performance, or other employee information; v. customer information, such as any list or compilation of past, existing or prospective customers, customer proposals or agreements between customers and the Group Companies, status of customer accounts or credit, or related information about any actual or prospective customer; and vi. information on any prospective or current joint venture partner, teaming partner or other commercial collaborator, including information related to term sheets, letters of intent (whether or not binding) or definitive agreements between any prospective or actual joint venture partners, teaming partners or other commercial collaborators, on the one hand, and any of the Group Companies, on the other hand. (b) Confidential Information shall not include, however, any information that has become or becomes generally available (other than through disclosure in breach of this Agreement or any other confidentiality obligations). (c) In the event that Securityholder is required by Applicable Law (in the opinion of counsel) to disclose any Confidential Information, Securityholder shall (x) to the extent legally permissible and reasonably practicable, provide Parent with prompt written notice of any such requirement so that Parent or any of its Affiliates (including, after the Closing, the Group Companies) may seek an appropriate protective order or waive compliance with the provisions of this Section 4, at Parent’s or such Affiliate’s sole cost and expense, and (y) cooperate with Parent and its Affiliates to, and not oppose any action taken by or on behalf of Parent or any of its Affiliates to, obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to the Confidential Information. In the event that such protective order is not obtained, Securityholder shall furnish only that portion of such Confidential Information that, in the opinion of counsel, is legally required to be disclosed, use reasonable best efforts to obtain reliable assurance that confidential treatment shall be accorded to such Confidential Information by the recipient thereof and, to the extent legally permissible, promptly notify Parent of such disclosure, including the nature thereof and the information so disclosed. (d) Nothing in this Agreement shall be construed to constitute the grant of a license to Securityholder of any trade secret or other intellectual property right, whether acquired

6 by this Agreement or not, or in any way limit the rights of Parent or any Group Company under the patent, trademark, copyright, trade secret, other intellectual property, unfair competition or other Applicable Laws. (e) For the avoidance of doubt, nothing in this Section 4 shall be construed to prevent or limit Securityholder from recovering any bounty or monetary award from any governmental entity or regulatory or law enforcement authority in connection with information provided to any governmental entity or other protected “whistleblower” activity. (f) The covenants contained in this Section 4 shall survive until the third (3rd) anniversary of the Closing Date. SECTION 5. Release. In consideration of Parent’s covenants and agreements contained herein and in the Merger Agreement, effective as of the Closing, Securityholder, on behalf of himself or itself and his or its Affiliates and each of their respective officers, directors, employees, general and limited partners, members, shareholders, equityholders, representatives, successors and assigns (collectively, the “Releasing Parties”), hereby fully and unconditionally releases, acquits and forever discharges Parent, its Affiliates and Subsidiaries (including, after the Closing, the Group Companies), the current and former officers, managers and directors of Parent and each of its Affiliates and Subsidiaries, and each of their and their Affiliates’ former, current and future equityholders, controlling persons, directors, officers, employees, agents, Representatives, members, managers, general or limited partners, successors and assigns (collectively, the “Released Parties”) from any and all Actions, causes of action, obligations, liabilities, Losses and other relief, whether known or unknown, whether at law or in equity, which any of the Releasing Parties may have against any of the Released Parties, as of such time or in the future, arising out of, relating to or accruing from (x) the ownership, directly or indirectly, of any Equity Securities of the Company or (y) the management or operation of the Group Companies, in each case, occurring or arising at or prior to the Closing (collectively, the “Claims”), in each case, other than (A) Claims permitted under this Agreement, the Tax Side Letter or any other Transaction Document brought in accordance with the terms hereof or thereof or (B) with respect to employees, Claims permitted under any employment agreement in effect as of the date hereof (such released Claims, collectively, the “Released Claims”). Without limitation of the foregoing, effective as of the Closing, Securityholder, on behalf of himself or itself and each of the other Releasing Parties, hereby covenants and agrees that he or it shall not bring or initiate, directly or indirectly, any Released Claim, and hereby expressly waives any and all rights conferred upon him or it by any Applicable Law which provides that a release does not extend to claims which the claimant does not know or suspect to exist in his, her or its favor at the time of executing the release, which, if known by him, her or it, may have materially affected his, her or its settlement with the released party, including the following provision of California Civil Code Section 1542: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MAY HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” It is expressly agreed that the Released Parties to whom this Section 5 applies shall be third-party beneficiaries of this Section 5 and shall be entitled to enforce the releases and covenants contained herein.

7 SECTION 6. Equitable Relief. Each of the Parties acknowledges and agrees that the other Party’s remedies at law for breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, each Party agrees that, in the event of any such breach, in addition to any remedies at law it may have, the other Party shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other appropriate equitable remedy, in each case, without being required to post a bond or other security and without having to prove the inadequacy of the available remedies at law. In the event of a breach or violation by Securityholder of any of the provisions or covenants contained in this Agreement, the duration of the restricted period of such provision or covenant shall be tolled and extended until such breach or violation is resolved. SECTION 7. Acknowledgment. Each of Securityholder and Parent acknowledges and agrees that the covenants, agreements, obligations and undertakings contained in this Agreement have been negotiated in good faith by the Parties, and are reasonable and are not more restrictive or broader than necessary to protect the interests of the Parties, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or applied in more restrictive geographical or technical areas than are provided herein. Each Party further acknowledges that Parent would not enter into the Merger Agreement and the other Transaction Documents and would not consummate the transactions contemplated thereby in the absence of the covenants, agreements, obligations and undertakings contained in this Agreement and that such covenants, agreements, obligations and undertakings are necessary to protect the value of the Group Companies. SECTION 8. Reasonableness of Provisions; Severability. Securityholder expressly understands and agrees that, although both Securityholder and Parent consider the covenants, agreements, obligations and undertakings contained in this Agreement, including the restrictions contained in Sections 2, 3 and 4, to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or geographical or technical area restrictions contained herein, or any other provision or restriction contained herein, is an unenforceable provision or restriction against Securityholder, the provisions and restrictions of this Agreement shall not be rendered void but shall be deemed amended to apply as to such maximum time and geographical and technical areas and to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any provision or restriction contained in this Agreement is unenforceable, and such provision or restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the remaining provisions and restrictions contained herein, which remaining provisions and restrictions shall be deemed severable from the unenforceable provision or restriction and shall remain in full force and effect. SECTION 9. Governing Law. This Agreement, the transactions contemplated hereby, all claims and causes of action arising out of or relating to this Agreement and all matters related thereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions, rules or principles of such state or any other jurisdiction that would result in the application of the law of any other jurisdiction. SECTION 10. Jurisdiction; Waiver of Jury Trial.

8 (a) The Parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the Federal and state courts of the State of Delaware for the purpose of any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, (b) agree not to commence any Action arising out of or based upon this Agreement except in the Federal and state courts of the State of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Process in any such Action may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party hereby agrees that service of process on such Party as provided in Section 12 shall be deemed effective service of process on such Party. (b) EACH PARTY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ITS RIGHT TO A JURY TRIAL IN RESPECT OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) DIRECTLY OR INDIRECTLY ARISING OUT OF OR UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS SECTION 10 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES AND THESE WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HEREBY FURTHER REPRESENTS AND WARRANTS THAT (I) SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, (II) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK

9 TO ENFORCE THE FOREGOING WAIVER, (III) THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE, AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10. SECTION 11. Entire Agreement. This Agreement, together with the Merger Agreement and the other Transaction Documents to which the Parties are party, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements, negotiations and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement. SECTION 12. Notices. All notices, requests, claims, demands and other communications to any Party hereunder shall be in writing and shall be deemed to have been given (i) if personally delivered, on the date delivered, (ii) if delivered by express courier service of national standing for next day delivery (with charges prepaid), on the Business Day following the date of delivery to such courier service, (iii) if deposited in the United States mail, first-class postage prepaid, on the date delivered, or (iv) if delivered by electronic mail (“e-mail”), provided the relevant computer record indicates a full and successful transmission or no failure message is generated (x) on the date of such transmission, if such transmission is completed at or prior to 5:00 p.m., local time of the recipient party, on the date of such transmission, and (y) on the next Business Day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party, on the date of such transmission, and shall be given, if to Parent, to: CBRE, Inc. 2121 North Pearl Street Suite 300, Dallas, TX 75201 Attention: General Counsel E-mail: [ ] with a copy (which shall not constitute notice) to: Simpson, Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attention: Mark D. Pflug E-mail: [ ] and

10 hereto. Simpson, Thacher & Bartlett LLP 855 Boylston Street, 9th Floor Boston, MA 02115 Attention: Matthew A. Fisher E-mail: [ ] if to Securityholder, to the address listed on Securityholder’s signature page SECTION 13. Amendments; No Waiver. (a) No amendment or modification of this Agreement shall be deemed effective unless made in writing and signed by the Parties. (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by a statement in writing signed by the Party against whom enforcement of the waiver or estoppel is sought. The failure or delay by any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any Party of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement. Any written waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived. SECTION 14. Assignment; Successors. This Agreement is personal to Securityholder, and Securityholder may not assign any rights or delegate any responsibilities hereunder without the prior written consent of Parent. This Agreement may not be assigned by Parent without the prior written consent of Securityholder, provided that, without Securityholder’s consent, Parent may transfer or assign its rights and obligations under this Agreement to any of its Affiliates, including any other Person with or into which Parent may hereafter merge or consolidate or to which Parent may transfer all or substantially all of its business and assets, provided that no such transfer or assignment shall relieve Parent of its obligations hereunder. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. It is the Parties’ intention that these covenants of Securityholder shall inure to the benefit of any Person that may succeed to Parent and/or its businesses and assets or any part thereof with the same force and effect as if these covenants were made directly with such successor (except that this shall in no manner expand the scope of the obligations of Securityholder hereunder). SECTION 15. Counterparts. This Agreement may be executed in one or more counterparts, including by electronic transmission (including email, e-signatures and DocuSign), each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement. Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and to the extent applicable, the foregoing constitutes the election of the Parties to invoke any Applicable Law authorizing electronic signatures.

11 SECTION 16. Binding Effect; Benefit. This Agreement shall be effective as of the date hereof and shall continue in effect after the Closing in accordance with the terms hereof. SECTION 17. Certain Interpretive Matters. Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply: (a) Calculation of Time Periods. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. (b) Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa. (c) Headings. The division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any “Section” or other subdivision are to the corresponding Section or other subdivision of this Agreement unless otherwise specified. (d) Herein. The words such as “herein,” “hereinafter,” “hereof,” “hereunder” and “hereto” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. (e) Including. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. (f) Joint Negotiation and Drafting. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Restrictive Covenant Agreement] PRIVILEGED AND CONFIDENTIAL IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the day and year first written above. CBRE, INC. By: /s/ Emma Giamartino Name: Emma Giamartino Title: Chief Financial Officer

[Signature Page to Restrictive Covenant Agreement] JAMIE HODARI By: /s/ Jamie Hodari Address: [ ] Email: [ ]